SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
______________________

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 14, 2010

MSCI Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-33812		13-4038723
(Commission File Number)		(IRS Employer Identification No.)

88 Pine Street, New York, NY		10005
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 804-3900

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                      Other Events

On May 17, 2010, MSCI Inc. (the “Company”) and RiskMetrics Group, Inc. (“RiskMetrics”) issued a joint press release announcing that the Federal Trade Commission granted early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, relating to the pending merger by which RiskMetrics will become a wholly owned subsidiary of the Company.  The proposed merger was announced on March 1, 2010, and remains subject to approval by RiskMetrics’ stockholders and the satisfaction or waiver of customary closing conditions set forth in the merger agreement.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference into this Item 8.01.

Item 9.01.                      Financial Statements and Exhibits.

(d) Exhibits

99.1           Joint Press Release of MSCI Inc. and RiskMetrics Group, Inc. dated May 17, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MSCI Inc.

Date:	May 17, 2010	By:	/s/ Henry Fernandez
			Name:	Henry Fernandez
			Title:	Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Joint Press Release of MSCI Inc. and RiskMetrics Group, Inc. dated May 17, 2010